                                  Exhibit 10mm.

                       SEVENTH AMENDMENT TO LOAN AGREEMENT

         THIS AMENDMENT TO LOAN AGREEMENT (the "Amendment") is made as of
                                                ---------
February 19, 2002 by and among LOJACK CORPORATION, a Massachusetts corporation (the "Parent"), and its wholly-owned subsidiaries, LOJACK INTERNATIONAL
      ------
CORPORATION, a Delaware corporation, formerly known as LoJack Midwest Corporation (and the successor by merger to CarSearch Corporation), which was formerly a party to the Loan Agreement referred to below), LOJACK OF NEW JERSEY CORPORATION, a Delaware corporation, RECOVERY SYSTEMS, INC., a Florida corporation, LOJACK HOLDINGS CORPORATION, a Massachusetts corporation; LOJACK VENTURE CORPORATION, a Massachusetts corporation; LOJACK OF PENNSYLVANIA, INC., a Delaware corporation; LOJACK FSC, LTD., a corporation organized under the laws of Barbados; LOJACK RECOVERY SYSTEMS BUSINESS TRUST, a Massachusetts business trust and LOJACK OF ARIZONA, LLC, a Delaware limited liability company (collectively, the "Original Borrowers"); by execution of the Joinder attached
                    ------------------
hereto, VEHICLE RECOVERY SYSTEMS COMPANY, a corporation organized under the laws of the Province of Nova Scotia ("Vehicle Recovery Systems Company") (the
                                 --------------------------------
Original Borrowers and Vehicle Recovery Systems Company are referred to as the "Borrowers"); and FLEET NATIONAL BANK (f/k/a BankBoston, N.A. and successor in
 ---------
interest to The First National Bank of Boston)(the "Lender").
                                                    ------

                                    RECITALS
                                    --------
         A. The Lender and the Original Borrowers are parties to a Loan Agreement dated as of December 10, 1993, as amended (as so amended, the "Loan
                                                                         ----
Agreement"). Capitalized terms used herein without definition have the meanings
---------
assigned to them in the Loan Agreement;

         B.    Since the execution of the Loan Agreement, (1) the Parent has formed a new subsidiary, Vehicle Recovery Systems Company, in August, 2001 without obtaining the prior written consent of the Lender, as required in the Loan Agreement; (2) the Parent has purchased in December, 2001 a 7.9% [erroneously 9% in original] equity interest in its French licensee, Traqueur, S.A., for a total purchase price of no greater than $1,367,000 (the "French
                                                                    -------
Investment") and (3) the Parent has established or will shortly establish a
-----------
secured line of credit to a maximum limit of $2,300,000 with Car Security S.A. maturing August 31, 2004 as set forth on and substantially according to the terms of that certain Summary of Proposed Terms dated January 18, 2002 between the Parent and Car Security S.A. in the form of attached hereto as Exhibit A
                                                                   ---------
(the "Argentine Loan");
      --------------
         C. The Borrowers have failed to comply with Section 5.5 of the Loan Agreement for the fiscal quarter ending November 30, 2001 because they have indicated that their consolidated after-tax profit for such quarter was $155,000, which is less than the required minimum of $500,000;

         D. Effective as of December 31, 2001, the Borrowers have failed to comply with Section 6.6 of the Loan Agreement because they changed their respective fiscal year-ends to December 31 from February 28.

         E. The Original Borrowers wish to (i) amend the Loan Agreement to add Vehicle Recovery Systems Company as "Borrower" thereunder, (ii) have the Lender waive any Events of Default caused by the organization of Vehicle Recovery Systems Company, without obtaining the prior consent of the Lender,
(iii) have the Lender waive any Events of Default caused by the Argentine Loan,
(iv) have the Lender waive any Events of Default existing as of November 30, 2001 because of the Borrowers' failure to comply with their respective obligations under Section 5.5 of the Loan Agreement as of such date, (v) have the Lender waive any Events of Default as existing as of December 31, 2001 because of the Borrowers' failure to comply with their respective obligations under Section 6.6 of the Loan Agreement as of such date, (vi) obtain the consent of the Lender to the French Investment, and (vii) amend a certain definition of the Loan Agreement, as hereafter set forth; and

         F. Subject to certain terms and conditions, the Lender is willing to agree to the same hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.       Amendments to Loan Agreement.
         ----------------------------

         A.    Amendment to Definition of "Borrowers". The definition of
               -------------------------------------
"Borrowers" in Section 1.1 of the Loan Agreement is amended in its entirety to
 ---------
read as follows:

               "Borrowers. LoJack Corporation, LoJack International Corporation,
                ---------
               LoJack of New Jersey Corporation, Recovery Systems, Inc., LoJack Holdings Corporation, LoJack Venture Corporation, LoJack of Pennsylvania, Inc., LoJack FSC, LTD, LoJack Recovery Systems Business Trust, LoJack of Arizona, LLC, and Vehicle Recovery Systems Company."

         B.    Amendment to Definition of "Permitted Investment". The definition
               ------------------------------------------------
of "Permitted Investment" in Section 1.1 of the Loan Agreement is amended to read as follows:

               "Permitted Investment. (a) Any equity investment in an existing
                --------------------
               Subsidiary which is a Borrower made by a Borrower after the date of this Agreement, (b) any stock or asset acquisition made by a Borrower (directly or indirectly by a Subsidiary formed for such purpose), in each case, however, only to the extent consented to in advance by the Lender, which consent shall not be unreasonably withheld or delayed, and (c) any investment by a Borrower in a joint venture, corporation, partnership or other similar business, provided that such investment involves the purchase of no more than 49% of the equity and/or debt securities issued by such entity, on a fully diluted basis; provided all the investments made in any fiscal year under (a), (b) and (c) above shall not exceed $750,000 in the aggregate."

         C.    Acknowledgement of Fiscal Year End and Quarterly Dates. The
               ------------------------------------------------------
Borrowers and the Lender acknowledge that effective as of December 31, 2001, the fiscal year-end of each of the Borrowers is December 31 and that the Quarterly Dates under the Loan Agreement shall be deemed to be March 31, June 30, September 30 and December 31. For the avoidance of doubt, the Borrowers shall be next required to deliver a covenant compliance report required under Section 6.1(d) of the Loan Agreement with respect to the fiscal quarter ending March 31, 2002.

         D.    New Exhibit. Exhibit 2.1 to the Loan Agreement is deleted and
               -----------  -----------
the attached Exhibit 2.1 is substituted therefor.
             -----------

II.      Consent and Waivers.  The Lender hereby consents to the French
         -------------------
Investment and agrees to waive the following:


         A. The Event of Default which occurred because the Parent organized Vehicle Recovery Systems Company without first obtaining the prior written consent of the Lender in accordance with Section 7.7 of the Loan Agreement;

         B. The Event of Default arising from the Borrowers' failure to comply with their obligations under Section 5.5 of the Loan Agreement for the fiscal quarter ending November 30, 2001 because they have indicated that their consolidated after-tax profit for such quarter was $155,000, which is less than the required minimum of $500,000;

         C. The Event of Default arising from the Borrowers' failure to comply with their obligations under Section 6.6 of the Loan Agreement as of December 31, 2001, because they failed to maintain February 28 as their fiscal year-end;

         D. The Event of Default arising from the Borrowers' failure to comply with their obligations under Section 7.7(a)(iii) of the Loan Agreement because of the Argentine Loan; and

         E. The foregoing waiver is limited to its express terms and shall not be deemed to be a waiver of any other Event of Default which may have existed on or prior to the date hereof or which may hereafter arise. Further, the granting of this waiver shall not be construed as a continuing waiver or waiver of any other Event of Default under the Loan Agreement, or any other documents executed in connection therewith.

III.     Certain Representations.
         -----------------------

         As a material inducement to the Lender to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Lender (which representations and warranties shall survive the delivery of this Amendment), after giving effect to this Amendment, as follows:

         A. The execution and delivery of this Amendment and performance by each Borrower of its respective obligations hereunder have been duly authorized by all requisite corporate action and will not violate any provision of law, any order, judgment or decree of any court or other agency of government, the corporate charter and/or by-laws of each Borrower, or any indenture, agreement or other instrument to which any Borrower is a party, or by which any Borrower is bound.

         B. After giving effect to this Amendment, the representations and warranties contained in Section 4 of the Loan Agreement are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date or except to the extent variations therefrom have been (i) permitted under the terms of the Loan Agreement, or (ii) otherwise approved in writing by the Lender or (iii) reflected in reports filed by the Borrowers with the Securities and Exchange Commission and furnished to the Lender pursuant to Section 6.1(g)). No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of any Borrowers from that disclosed in the financial statements most recently furnished to the Lender. No Event of Default has occurred and is continuing.

         C. The Borrowers are not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with this Amendment.

         D. This Amendment and the Note constitutes the legal, valid and binding obligation of each Borrower, enforceable against each of them in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

IV.      Conditions.
         ----------

         The willingness of the Lender to agree to the foregoing is subject to the following conditions:

         A.    Each Borrower shall have executed and delivered to the Lender
(or shall have caused to be executed and delivered to the Lender) the following:

               1.   This Amendment, including the Joinder of the Loan Agreement;

               2.   The Note in the form of the new Exhibit 2.1 to the Loan
                                                    -----------
Agreement (which shall supersede and replace the Fifth Amended and Restated Revolving Credit Note dated May 26, 1999);

               3. True and complete copies of all required directors' or other governing bodies' consents and/or resolutions, authorizing the execution and delivery of this Amendment and such other documents as may be necessary, certified by a duly authorized officer of the appropriate Borrowers; and

               4. Such other supporting documents and certificates as the Lender or its counsel may reasonably request.

         B. The Borrowers shall have paid to the Lender all outstanding legal fees and disbursements of the Lender's counsel;

         C. All legal matters relating to this Amendment shall be satisfactory to the Lender and its counsel.

V.       Effect of Amendment.
         --------------------

         This Amendment constitutes an amendment to and modification of the Loan Agreement and each of the Loan Documents. Each reference in the Loan Agreement to the "Loan Agreement", "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

VI.      Miscellaneous.
         --------------

         A. As provided in the Loan Agreement, the Borrowers jointly and severally agree to reimburse the Lender upon demand for all reasonable out-of-pocket costs and expenses of the Lender, including all reasonable fees and disbursements of counsel to the Lender incurred in connection with the preparation of this Amendment and any other agreements, instruments and documents executed pursuant hereto.

         B. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.

         D. The obligations of the Borrowers under this Amendment shall be joint and several in nature.

                     **The Next Page is the Signature Page**

       IN WITNESS WHEREOF, the Lender and the Borrowers have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

                                       LOJACK CORPORATION

                                       By:  /s/ Joseph F. Abely
                                          -------------------------------------
                                          Joseph F. Abely, President

                                       LOJACK INTERNATIONAL CORPORATION

                                       By:  /s/ Joseph F. Abely
                                          -------------------------------------
                                          Joseph F. Abely, President


                                       LOJACK OF NEW JERSEY CORPORATION

                                       By:  /s/ Joseph F. Abely
                                          -------------------------------------
                                          Joseph F. Abely, President

                                       RECOVERY SYSTEMS, INC.

                                       By:  /s/ Joseph F. Abely
                                          -------------------------------------
                                          Joseph F. Abely, President

                                       LOJACK HOLDINGS CORPORATION

                                       By:  /s/ Joseph F. Abely
                                          -------------------------------------
                                          Joseph F. Abely, President

                                       LOJACK VENTURE CORPORATION

                                       By:  /s/ Joseph F. Abely
                                          -------------------------------------
                                          Joseph F. Abely, President

                                         LOJACK OF PENNSYLVANIA, INC.

                                         By:  /s/ Joseph F. Abely
                                            ------------------------------------
                                            Joseph F. Abely, President

                                         LOJACK FSC, LTD.

                                         By:  /s/ Joseph F. Abely
                                            ------------------------------------
                                            Joseph F. Abely, President

                                         LOJACK OF ARIZONA, LLC

                                         By:  /s/ Joseph F. Abely
                                            ------------------------------------
                                            Joseph F. Abely, President

                                         LOJACK RECOVERY SYSTEMS BUSINESS TRUST

                                         By:  /s/ Joseph F. Abely
                                            ------------------------------------
                                            Joseph F. Abely, President

                                         FLEET NATIONAL BANK

                                         By:  /s/ John F. Lynch
                                            ------------------------------------
                                            John F. Lynch, Senior Vice President

                            JOINDER TO LOAN AGREEMENT
                            -------------------------

         The undersigned, by its execution hereof, hereby becomes a party to, and agrees to be bound by, the Loan Agreement dated as of December 10, 1993, as amended (as amended, the "Loan Agreement"), among Fleet National Bank. (f/k/a
                          --------------
BankBoston, N.A. and successor in interest to The First National Bank of Boston), LoJack Corporation, LoJack International Corporation, LoJack of New Jersey Corporation, Recovery Systems, Inc., LoJack Holdings Corporation, LoJack Venture Corporation, LoJack of Pennsylvania, Inc., LoJack FSC, Ltd., Lojack Recovery Systems Business Trust and Lojack of Arizona, LLC, and shall have all of the rights and obligations of a "Borrower" under the Loan Agreement.
                                    --------

         Executed as a sealed instrument as of February 19, 2002


                                                VEHICLE RECOVERY SYSTEMS COMPANY

                                                By:  /s/ Joseph F. Abely
                                                   -----------------------------
                                                   Joseph F. Abely, President

                                    EXHIBIT A
                                    ---------

                           SUMMARY OF PROPOSED TERMS
                                January 18, 2002

  THE TERMS AND CONDITIONS SUMMARIZED IN THIS TERM SHEET ARE PROVIDED BY LOJACK CORPORATION ("LoJack") [lender may be a LoJack Affiliate] FOR DISCUSSION PURPOSES ONLY AND DO NOT CONSTITUTE AN OFFER, AGREEMENT, OR COMMITMENT ON THE PART OF LOJACK TO EXTEND FINANCING OR TO AMEND THE EXISTING FINANCING ARRANGEMENT. THE ACTUAL TERMS AND CONDITIONS SUMMARIZED IN THIS TERM SHEET ARE SUBJECT TO THE SATISFACTORY COMPLETION OF DUE DILIGENCE, INTERNAL APPROVALS, AND SUCH OTHER TERMS AND CONDITIONS AS MAY BE DETERMINED BY LOJACK.

BORROWER:                      Car Security S.A. ("Company")

PURPOSE: To establish a secured line of credit, including but not limited to the guarantees, security agreements, pledge and collateral assignments in accordance with the terms and conditions detailed herein.

SECURED LINE OF CREDIT
----------------------

LINE OF CREDIT:                Secured Line of Credit ("Line") to a maximum
                               limit of $2,300,000 inclusive of amounts which may have been advanced pursuant to bridge financing of inventory extended by LoJack to the Company between April 1, 2001 and the Closing of this financing, but exclusive of LoJack's legal, accounting and other out of pocket transaction costs treated as advances hereunder. At the Closing outstanding obligations of the Company to LoJack pursuant to the bridge financing relating to inventory shall be treated as advances hereunder subject to the above limit. Additional purchases from LoJack shall be paid for, upon delivery to the Company, by increases in the amount outstanding hereunder (up to the maximum stated above). No other extensions of credit or payment terms (other than credit insured by Ex-Im
                               Bank) in connection with the purchase of inventory is intended or implied hereunder.

CLOSING: The Closing shall occur on __________, subject to completion of definitive documentation and compliance with conditions to the closing contained therein.

MATURITY
DATE:                          August 31, 2004.

INTEREST RATE:                 At the rate of .7508 percent per month. Interest
                               will be payable monthly in arrears on the fifteenth day of each month.

COMMITMENT
FEE: The Company shall pay to LoJack, at the Closing, a Commitment Fee payable in the form of 220,000 shares of Common Stock of the Company. In the event of payment in full of the line of credit not later than August 31, 2003, LoJack will surrender, without further consideration, one-half of the shares of Common Stock.

REPAYMENT
SCHEDULE:                      The Company shall apply all available cash flow
                               beyond the day to day requirements of its business as provided in the approved budget and subject to the provisions of the Trust Agreement first to repayment of the line of credit. In any event, the line of credit shall be fully paid on or before the Maturity Date.

DEFERRED
INTEREST:                      For each month that any amount remains
                               outstanding on the line of credit, deferred interest, payable on default or at maturity, shall accrue at the rate of 1.5% per month on the maximum amount outstanding on the line of credit at any time during the month, provided, however, that if there has been no default hereunder, LoJack will waive all accrued deferred interest upon timely payment in full of the line of credit.

PERSONAL
GUARANTEE AND
COMMON STOCK
PLEDGE: The personal guaranty of Carlos Mackinlay of payment of the line of credit in accordance with its terms will be obtained at closing of this transaction, secured by a pledge of all outstanding stock of the Company (other than stock held by LoJack). In the event of default, LoJack immediately shall succeed to voting rights and all other "political" rights to the pledged shares, which rights shall continue until payment in full of the line of credit or a foreclosure sale of the pledged shares.

GENERAL TERMS
-------------

SECURITY:                      A perfected security position subordinate only to
                               the Trust Debt in accounts receivable, inventory, and such other assets as LoJack shall require.
                               Subject to the rights of the holders of the

                               Trust Debt, certificates of payment against deposits subject to the Trust Agreements shall be made only in accordance with the approved budget and the provisions of this Line of Credit. Certificates of payment for amounts in excess of $ _____ shall require two signatures, one of whom shall be [LoJack employee or designee]. Such representative shall not unreasonably refuse to sign a request consistent with the approved budget.

                               A pledge of the Company's stock in all
                               Subsidiaries presently existing or hereinafter created.

PREPAYMENTS:                   Subject to the provisions of the Trust Debt, all
                               net proceeds of asset sales, debt and equity issuance, insurance and condemnation proceeds
                               (after applicable taxes and/or approved closing costs), outside the ordinary course of business, shall be first applied to repayment of the line of credit until paid in full.

OTHER DEBT:                    The Company will discharge all existing debt and
                               financing arrangements at or prior to the closing, except trade debt which is current and approximately $1,800,000 of which not more than $1,200,000 (the "Trust Debt") held by various creditors is or may be made subject to and with the benefit of the provisions of the trust agreements with Banco Provincia de Cordoba as Trustee including the agreement of August 3, 2001
                               (the "Trust Agreements"). The amounts due hereunder shall receive the benefit of the Trust
                               Agreements. Instructions or certificates for payments pursuant to the Trust Agreements shall be made consistent with the approved budget.
                               Certificates of payment for amounts in excess of $ _____ shall require two signatures, one of whom shall be [LoJack employee or designee]. Such representative shall not unreasonably refuse to sign a request consistent with the approved budget. All other existing and future debt shall be subordinated in all respects to amounts due and other obligations and rights hereunder. No other debt, except trade debt which is current, may be incurred or maintained without the consent of LoJack.

EXISTING DEFAULTS/
COVENANTS AND
AMENDMENTS:                    At closing, LoJack will agree to waive existing
                               payment defaults as detailed in a schedule presented prior to closing.

NO OTHER
ADVANCES

CONTEMPLATED
OR IMPLIED:                    All transactions out of the ordinary course of
                               business of the Company shall require the approval of LoJack. Approval of any such transaction does not imply any obligation on the part of LoJack to increase or otherwise modify this Line of Credit. LoJack may perform or participate directly or indirectly in transactions which the Company is unable to complete for financial or other reasons and shall not be required to compensate the Company in any way with respect to any such transaction.

REPORTING
REQUIREMENTS:                  1.   The Company will adopt those portions of the
                                    accounting recommendations made by Deloitte and Touche LLP as shall be required by LoJack. Monthly financial statements of the Company shall be reviewed by a "Big Five" firm acceptable to LoJack. LoJack shall have the right to require that the Company retain, as its outside auditors, a "Big
                                    Five" firm acceptable to LoJack.

                               2. The Company has provided to LoJack restated financials, which it warrants to be correct, and a three-year budget and cash flow projection.

                               3. Within thirty days of the end of each month, the Company will provide LoJack with monthly reviewed financial reports (including cash flow) and operating information; within 45 days of the end of each quarter the Company will provide LoJack with financial reports (including cash flow) prepared by the Company and reviewed by its outside auditors; within 90 days of the end of each year the Company will provide LoJack with financial reports (including cash flow) prepared by the Company and audited by its outside auditors. Material deviation from the approved budget or material failure to achieve at least the approved projected cash flow for two consecutive quarters shall be an event of default. The Company shall give LoJack immediate notice of any noncompliance with covenants, and failure to give such notice shall be a default. The giving of such notice, however, shall not constitute a default, and default shall occur as provided in the definitive documents with respect to notice, subject to materiality qualifications and after the expiration of cure periods.

                               4.   The Company will provide such other
                                    information as LoJack reasonably may request from time to time. LoJack will maintain the right to examine (Field

                                      Examinations) the Company's/Guarantors'
                                      books and records at its discretion.

OTHER
REQUIREMENTS:                  1.     The Borrower will be responsible for all
                                      of LoJack's costs associated with this
                                      transaction, including but not limited to LoJack's legal expenses in the U. S. and Argentina, whether or not the transaction is consummated. Upon consummation of the contemplated transactions, such costs shall be added to the amounts outstanding hereunder and treated for all purposes as an advance hereunder. Such costs shall be additive to, and not a use of, the $2,300,000 credit limit set forth above.

                               2. All documentation must be satisfactory to LoJack's counsel and will contain additional terms and conditions typical in such agreements including, but not limited to, confirmations of indebtedness, confirmations of security (including guarantees), Affiliate Subordination
                                      Agreement (if any), a general release of LoJack, consents of the guarantors, appropriate opinions of the Company's counsel and appropriate representations and warranties.

                               3. The License Agreement between LoJack and the Company shall be amended to provide that a default hereunder shall be a default under the license Agreement, and vice versa.

                               4. As soon as practicable, the Company shall take such actions as may be necessary to authorize the transactions contemplated hereby.

                               5.     The Company has provided to LoJack
                                      information as to senior management, and confidence in such management is material to LoJack in entering into this transaction. Any change in management control not approved by LoJack shall be a default.

                               6. Executives and key employees will enter into an acceptable proprietary information and invention agreements, as well as an acceptable non-compete agreement for a period of one (1) year after leaving the Company. All non-compete agreements shall provide that, for the extent of their term, executives and key employees will not own an interest in, be employed by, or associated with, any direct competitor of the Company or of LoJack.

                               7. So long as any amount remains due hereunder, the Corporation shall not without first obtaining the approval of LoJack:
                                    7.1   issue any debt security;
                                    7.2   take any action that results in any
                                    merger, other corporate reorganization, sale of control, or any transaction in which all or substantially all of the assets of the Corporation are sold;
                                    7.3   redeem or repurchase any of the
                                    Corporation's stock;
                                    7.4   enter into any agreement that would
                                    restrict the Company's ability to perform its obligations hereunder;
                                    7.5   take any action so as to materially
                                    change the Corporation's current line(s) of business; or;
                                    7.6   declare or pay a dividend or make any
                                    distribution with respect to Common Stock.

DISPUTES AND
GOVERNING LAW:                 Massachusetts law, other than law applying to
                               conflicts of law, shall apply to this agreement to the maximum extent possible. Any dispute between the parties shall be resolved by arbitration in Boston, Massachusetts under the rules of the American Arbitration Association applicable to commercial disputes.

INTERIM
ADVANCES:                      By signing below the Company accepts the terms
                               hereof and agrees that any amounts advanced prior to full documentation of the transactions described herein will be subject to the terms hereof.

Accepted and Agreed:

Car Security S.A.

By: ______________________________
    Its President, duly authorized

                                   EXHIBIT 2.1
                                   -----------

                           SIXTH AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE
                              ---------------------

$7,500,000                                                Boston, Massachusetts
                                                              December 10, 1993
                                                        as Amended and Restated
                                                        as of February 20, 1996
                                                        as Amended and Restated
                                                         as of October 31, 1996
                                                        as Amended and Restated
                                                        as of February 28, 1997
                                                        as Amended and Restated
                                                             as of May 26, 1999
                                                        as Amended and Restated
                                                        as of February 19, 2002



         FOR VALUE RECEIVED, LOJACK CORPORATION, LOJACK INTERNATIONAL CORPORATION, LOJACK OF NEW JERSEY CORPORATION, RECOVERY SYSTEMS, INC., LOJACK HOLDINGS CORPORATION, LOJACK VENTURE CORPORATION, LOJACK OF PENNSYLVANIA, INC., LOJACK FSC, LTD., LOJACK RECOVERY SYSTEMS BUSINESS TRUST, LOJACK OF ARIZONA, LLC, and VEHICLE RECOVERY SYSTEMS COMPANY (collectively, the "Borrowers"),
                                                              ---------
hereby jointly and severally promise to pay to FLEET NATIONAL BANK (f/k/a BankBoston, N.A. and successor in interest to The First National Bank of Boston) (the "Lender"), or order, at the head office of the Lender at 100 Federal
      ------
Street, Boston, Massachusetts 02110, the principal amount of Seven Million Five Hundred Thousand ($7,500,000) or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans (as defined in the Loan Agreement referred to below) made by the Lender to the Borrowers pursuant to the Loan Agreement dated as of December 10, 1993 by and between the Borrowers and the Lender, as amended and as hereafter amended or extended from time to time (as amended, the "Loan Agreement"), together with interest thereon at the rate or
              --------------
rates provided in the Loan Agreement, payable monthly in arrears, without set-off, deduction or counterclaim, on the first Business Day of each month, and at the maturity of this Note, whether by payment or prepayment, acceleration or otherwise.

         Prior to the Maturity Date (as defined in the Loan Agreement) the principal amount hereof may be advanced, repaid and readvanced in accordance with the terms of the Loan Agreement. The principal amount outstanding hereunder on the Maturity Date shall be payable as provided in the Loan Agreement.

         Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under the Loan Agreement (including without limitation overadvances) due to the Borrowers' failure to pay the same in full shall bear interest from and including the due date thereof until paid, at a rate per annum equal to 4% above the rate which then applies to this Note, which interest shall be compounded daily and payable on demand.

         In addition, if a payment of principal or interest hereunder is not made, due to the Borrowers' failure to pay the same in full on its due date, the Borrowers will also pay on demand a late payment charge equal to 5% of the amount of such payment. The foregoing shall in no way affect the Lender's right to exercise any of its rights or remedies, including those provided in Section
8.2 of the Loan Agreement.

         All payments under this Note shall be made at the head office of the Lender at 100 Federal Street, Boston, Massachusetts 02110 (or at such other place as the Lender may designate from time to time in writing) in lawful money of the United States of America in federal or other immediately available funds.

         This Note is the "Note" referred to in, and is entitled to the benefits of, the Loan Agreement (including Exhibits thereto) and all other agreements and instruments evidencing the indebtedness hereunder (the "Loan Documents") which
                                                        --------------
Loan Documents are hereby incorporated herein by reference; but neither this reference to the Loan Documents nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of and interest on this Note as herein provided.

         This Note supersedes and replaces the Fifth Amended and Restated Revolving Credit Note in the principal amount of $7,500,000 issued to the Lender by the Borrowers on May 26, 1999 under the Loan Agreement.

         In case an Event of Default (as defined in the Loan Agreement) shall occur, the aggregate unpaid principal of and accrued interest on this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

         The Borrowers hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

         THIS INSTRUMENT SHALL HAVE THE EFFECT OF AN INSTRUMENT EXECUTED UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS CONTAINED THEREIN).

WITNESS AS TO ALL:                          LOJACK CORPORATION

/s/ Keith Farris
____________________________                By:  /s/ Joseph F. Abely
    Keith Farris                               _________________________________
                                               Joseph F. Abely, President



                                            LOJACK INTERNATIONAL CORPORATION

                                            By:  /s/ Joseph F. Abely
                                               _________________________________
                                               Joseph F. Abely, Vice President



                                            LOJACK OF NEW JERSEY CORPORATION

                                            By:  /s/ Joseph F. Abely
                                               _________________________________
                                               Joseph F. Abely, President


                                            RECOVERY SYSTEMS, INC.

                                            By:  /s/ Joseph F. Abely
                                               _________________________________
                                               Joseph F. Abely, President


                                            LOJACK HOLDINGS CORPORATION

                                            By:  /s/ Joseph F. Abely
                                               _________________________________
                                               Joseph F. Abely, President

                                            LOJACK VENTURE CORPORATION

                                            By:  /s/ Joseph F. Abely
                                               _________________________________
                                               Joseph F. Abely, President



                                            LOJACK OF PENNSYLVANIA, INC.

                                            By:  /s/ Joseph F. Abely
                                               _________________________________
                                               Joseph F. Abely, President


                                            LOJACK FSC, LTD.

                                            By:  /s/ Joseph F. Abely
                                               _________________________________
                                               Joseph F. Abely, President


                                            LOJACK RECOVERY SYSTEMS BUSINESS
                                              TRUST

                                            By:  /s/ Joseph F. Abely
                                               _________________________________
                                               Joseph F. Abely, President

                                            LOJACK OF ARIZONA, LLC

                                            By:  /s/ Joseph F. Abely
                                               _________________________________
                                               Joseph F. Abely, President

                                            VEHICLE RECOVERY SYSTEMS COMPANY

                                            By:  /s/ Joseph F. Abely
                                               _________________________________
                                               Joseph F. Abely, President